Exhibit 10.2 Leonardo DRS, Inc. 2022 OMNIBUS EQUITY COMPENSATION PLAN PERFORMANCE RESTRICTED STOCK UNIT AWARD GRANT NOTICE Leonardo DRS, Inc., a Delaware corporation (the “Company”), pursuant to its 2022 Omnibus Equity Compensation Plan (the “Plan”), hereby grants to the participant listed below (“Participant”), an award of performance-based restricted stock units (“Performance Restricted Stock Units” or “PRSUs”) with respect to the number of shares of the Company’s Common Stock (the “Shares”) indicated below. This award for Performance Restricted Stock Units (this “Award”) is subject to all of the terms and conditions as set forth in this grant notice (this “Grant Notice”), as well as the terms and conditions in the Performance Restricted Stock Unit Award Agreement attached hereto as Exhibit A (the “Award Agreement”) and the Plan, each of which are incorporated herein by reference. Unless otherwise defined herein, capitalized terms shall have the same defined meanings in this Grant Notice and the Award Agreement as they do in the Plan. Participant: Grant Date: Vesting Commencement Date: Target Number of PRSUs (as may be adjusted from time to time pursuant to Section 4.2 of the Award Agreement): [total PRSU shares granted] (the “Target PRSU”) Maximum % of PRSUs (as may be adjusted from time to time pursuant to Section 4.2 of the Award Agreement): 200% of the Target PRSU Distribution Schedule: Subject to the terms of the Award Agreement, the PRSUs shall be distributable in accordance with Section 1.1 of the Award Agreement. Vesting Schedule: Subject to the terms of the Award Agreement, the PRSUs shall vest as set forth on Exhibit B to this Grant Notice (the “Vesting Schedule”). By electronically accepting this Grant Notice, Participant agrees to be bound by the terms and conditions of the Plan, the Award Agreement and this Grant Notice. In doing so, Participant explicitly acknowledges and agrees that Participant (i) has reviewed the Award Agreement, the Plan and this Grant Notice in their entirety and fully understands the terms of each such document, (ii) has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice, and (iii) agrees to be bound by the restrictive covenants set forth in Section 3.6 of the Award Agreement. Participant has been provided with a copy or electronic access to a copy of the prospectus for the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board and/or the Committee (or any delegee thereof) upon any questions arising under the Plan, this Grant Notice or the Award Agreement. In the event of any inconsistency between the Plan and this Grant Notice or the Award Agreement, the terms of the Plan shall control. Participant acknowledges that his or her acceptance of the terms and conditions of the Plan, the Award Agreement and this Grant Notice by his or her signature or electronic acceptance of the Award Agreement is a condition to the receipt of this Award. As a result, unless otherwise determined by the Board and/or the Committee (or any delegee thereof), in the event Participant does not sign or electronically accept this Grant Notice within forty-five (45) days of the Grant Date, this Award shall be forfeited and Participant shall have no further rights thereto.

EXHIBIT A PERFORMANCE RESTRICTED STOCK UNIT AWARD AGREEMENT Pursuant to the Performance Restricted Stock Unit Award Grant Notice (the “Grant Notice”) to which this Performance Restricted Stock Unit Award Agreement (this “Agreement”) is attached, the Company has granted to Participant the right to receive the number of PRSUs set forth in the Grant Notice, subject to all of the terms and conditions set forth in this Agreement, the Grant Notice and the Plan. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control. ARTICLE I AWARD OF PERFORMANCE RESTRICTED STOCK UNITS 1.1 Award of Performance Restricted Stock Units. (a) Award. In consideration of Participant’s continued Employment and for other good and valuable consideration, the Company hereby grants to Participant the right to receive the number of PRSUs set forth in the Grant Notice, subject to the terms and conditions set forth in this Agreement, the Grant Notice and the Plan. Prior to the actual issuance of any Shares, the Award represents an unsecured obligation of the Company, payable only from the general assets of the Company. (b) Vesting. The PRSUs subject to the Award shall vest in accordance with the Vesting Schedule. Unless and until the PRSUs have vested in accordance with the Vesting Schedule and subject to Section 3.2 of this Agreement, Participant will have no right to any distributions or dividends with respect to such PRSUs. Unless otherwise provided in Exhibit B to the Grant Notice or in the Participant’s employment agreement or other arrangement of the Company, in the event of Participant’s termination of Employment prior to the vesting of all of the PRSUs, any unvested PRSUs will terminate automatically without any further action by the Company and will be forfeited without further notice and at no cost to the Company. Notwithstanding anything to the contrary herein or in Exhibit B to the Grant Notice, in the event Participant’s Employment is terminated due to death or Disability, any unvested PRSUs shall fully vest on the date of Participant’s death or Disability, as applicable, with any applicable performance conditions deemed achieved at 100% of the target performance level (as set forth in Exhibit B). (c) Distribution of PRSUs. (i) Shares or cash equivalents, as determined by the Committee, shall be distributed to Participant (or in the event of Participant’s death, to his or her estate) with respect to Participant’s vested PRSUs within sixty (60) days following the date on which such PRSUs vest as specified in the Vesting Schedule, subject to the terms and provisions of the Plan and this Agreement. (ii) Neither the time nor form of distribution of Shares with respect to the PRSUs may be changed, except as may be permitted by the Board and/or the Committee (or

A-2 any delegee thereof) in accordance with the Plan and Section 409A and the Treasury Regulations thereunder. 1.2 Tax Withholding. (a) The Company or any affiliate thereof shall have the right to withhold from any delivery of Shares or cash distributable to Participant hereunder an amount sufficient to satisfy the federal, state and/or local withholding tax requirements, both foreign and domestic, relating to such transaction, and the Company or such affiliate may defer payment of cash or issuance of Shares until such requirements are satisfied; provided, however, that such amount may not exceed the maximum statutory withholding rate. The Company may also satisfy such withholding obligation through any other method contemplated by Section 3.2 of the Plan. ARTICLE II [RESERVED.] ARTICLE III RESTRICTIONS 3.1 Award and Interests Not Transferable. This Award, including the PRSUs awarded hereunder and any rights and obligations thereunder, may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, unless and until the Shares issuable pursuant to the Award have been issued, and all restrictions applicable to such Shares have lapsed. This Award and the rights and privileges conferred hereby, including the PRSUs awarded hereunder, shall not be liable for the debts, contracts or engagements of Participant or his or her successors in interest and shall not be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy). Any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by this Section 3.1. 3.2 Rights as Stockholder. Neither Participant nor any person claiming under or through Participant shall have any of the rights or privileges of a stockholder of the Company in respect of any Shares issuable hereunder (including any voting rights or rights to dividends or distributions paid on Shares) unless and until certificates representing such Shares (which may be in uncertificated form) will have been issued and recorded on the books and records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, Participant shall have all the rights of a stockholder of the Company, including with respect to the right to vote the Shares and the right to receive any cash or share dividends or other distributions paid to or made with respect to the Shares. 3.3 Trading Restrictions. The Committee may establish periods from time to time during which Participant’s ability to engage in transactions involving the Shares is subject to

A-3 specific restrictions (“Restricted Periods”). Participant may be subject to restrictions giving rise to a Restricted Period for any reason that the Committee determines appropriate, including, restrictions generally applicable to employees or groups of employees or restrictions applicable to Participant during an investigation of allegations of misconduct or conduct detrimental to the Company by Participant. 3.4 Award Subject to Company’s Policies. This Award, including the PRSUs awarded hereunder, and any Shares issuable upon vesting of the PRSUs, are subject to any clawback, recoupment or stock ownership policies, that are adopted by the Company from time to time. Any portion of the Award is subject to forfeiture, recovery by the Company or other action pursuant to any such policies which the Company may adopt from time to time pursuant to laws, regulations or exchange rules, including without limitation, any such policy which the Company may be required to adopt under applicable law or exchange rule. 3.5 Conditions to Issuance of Shares or Settlement of Award. The Company shall not be required to issue or deliver any Shares issuable upon the vesting of the PRSUs prior to the fulfillment of all of the following conditions: (a) the admission of the Shares to listing on all stock exchanges on which such Shares are then listed, (b) the completion of any registration or other qualification of the Shares under any state or federal law or under rulings or regulations of the United States Securities and Exchange Commission or other governmental regulatory body, which the Board or the Committee (or any delegee thereof) shall, in its sole and absolute discretion, deem necessary and advisable, (c) the obtaining of any approval or other clearance from any state or federal governmental agency that the Board or the Committee (or any delegee thereof) shall, in its absolute discretion, determine to be necessary or advisable, (d) the lapse of any such reasonable period of time following the date the PRSUs vest as the Board or the Committee (or any delegee thereof) may from time to time establish for reasons of administrative convenience, and (e) the satisfaction of any applicable withholding tax. 3.6 Restrictive Covenants. (a) Certain Covenants. Participant acknowledges and agrees that, to assist Participant in the performance of Participant’s duties, the Company will provide and has provided Participant with Confidential Information (as defined below) and materials. Due to the sensitive nature of this Confidential Information, Participant acknowledges that the Company has legitimate business and competitive interests and legal rights to require non-disclosure of the Confidential Information to other companies and/or individuals and to require that the Confidential Information be used only for the benefit of the Company. Therefore, in order to protect the Confidential Information and the Company’s business goodwill and competitive position, and in exchange for the Award, and in order to protect the value of the equity-based compensation provided to Participant in this Agreement, Participant agrees that, regardless of any future changes in Participant’s duties, job title, compensation or scope of responsibility or the reason for any termination of Employment: (i) During Participant’s Employment and thereafter for so long as such Confidential Information remains confidential, Participant will not, directly or indirectly, directly or indirectly, either on Participant’s own behalf or on behalf of any other Person (as defined below)

A-4 use, disclose or allow any Confidential Information to be disclosed, unless previously authorized by the Company in writing for use in the pursuit of Company business. (ii) During Participant’s Employment and for a period of twelve (12) months thereafter, Participant will not, directly or indirectly, either on Participant’s own behalf or on behalf of any other Person: (i) Solicit (as defined below), induce or assist any Person in Soliciting or inducing any individual or Person who is (or was at any time within the twelve (12) months preceding the termination of Participant’s Employment) an employee, consultant, independent contractor, agent, or other individual service provider of the Company (each, a “Covered Employee”) to leave the employment or engagement with the Company or cease performing services for the Company; (ii) hire or engage or assist any Person in hiring or engaging any Covered Employee; or (iii) Solicit, induce or assist any Person in Soliciting or inducing any other Person (including, without limitation, any third-party service provider or distributor) to terminate its relationship with the Company or otherwise interfere with such relationship. This Section 3.6(a)(ii) explicitly covers all forms of oral, written, or electronic communication, including, but not limited to, communications by email, regular mail, express mail, telephone, fax, instant message, and social media, including, but not limited to, Facebook, LinkedIn, Instagram, Twitter, and any other social media platform, whether or not in existence at the time of entering into this Agreement. However, it will not be deemed a violation of this section if Participant merely updates Participant’s LinkedIn profile or connects with a Covered Employee on Facebook, LinkedIn, or other social media platform without engaging in any other substantive communication, by social media or otherwise, that is prohibited by this Section 3.6(a)(ii). (iii) During Participant’s Employment and for a period of twelve (12) months thereafter, the Participant will not, directly or indirectly, either on Participant’s own behalf or on behalf of any other Person: (i) Solicit any Client (as defined below) to transact business with a Competitive Enterprise (as defined below) or to reduce or refrain from doing any business with the Company; (ii) transact business with any Client that would cause Participant to be a Competitive Enterprise; or (iii) interfere with or damage any relationship between the Company and a Client, provided, that this Section 3.6(a)(iii) shall not apply to any non-employee directors. (b) Return of Company Property. Immediately upon Participant’s termination of Employment for any reason, or upon the Company’s request at any other time, Participant will deliver to the Company all Company Property (as defined below). Following Participant’s termination of Employment, Participant shall not retain, copy, or remove (either physically or electronically) any Company Property from Company premises, computers, or other electronic equipment or storage devices. (c) Definitions. For purposes of this Agreement: (i) The term “Client” means, in the past twenty-four (24) months, any actual client or prospective client of the Company to whom Participant directly or indirectly, provided services, or for whom Participant directly or indirectly, transacted business, or whose identity became known to Participant in connection with Participant’s Employment with which the Company wanted or intended to do business with.

A-5 (ii) The term “Company Group” means the Company, its Subsidiaries and its Affiliates. (iii) The term “Company Property” means any and all documents, computer and computer-related hardware and software items, disks, telephones, customer and prospect lists, marketing, planning, financial and business strategy materials and all other materials or other things in Participant’s possession, custody or control that (i) were produced by, received by or otherwise submitted to Participant during Participant’s Employment relating to the Company Group’s business or a customer of the Company, (ii) contain Confidential Information or (iii) otherwise are the property of the Company. (iv) The term “Competitive Enterprise” means any business enterprise that engages in any activity or provides any service that competes anywhere with any activity in which the Company Group is engaged or any service provided by the Company Group. (v) The term “Confidential Information” means all non-public information of the Company Group’s business and its customers and affiliates of such customers, vendors, and suppliers including but not limited to, whether in existence or under development, the pendency or contemplation of certain transactions, information relating to the Company Group’s business plans and the Company Group’s business as conducted or as anticipated to be conducted, the identity of the Company Group’s customers, client-related records and information (including any compilations thereof), client lists, client preferences, pricing and cost data, the kinds of services provided or offered by the Company Group, nonpublic information concerning suppliers and vendors of the Company Group, computer software applications and security information and other programs, products, processes, systems and services, personnel information, unwritten knowledge and knowhow, tax information, mailing lists, market surveys, marketing plans, strategic plans, Trade Secrets (as defined below), and, any nonpublic and confidential information of third parties entrusted to the Company Group. Notwithstanding the foregoing, “Confidential Information” does not include information that is (i) or becomes available to the public generally prior to the date Participant proposes to disclose or use such information (other than as a result of Participant’s unauthorized disclosure), (ii) already known to Participant without any restriction on its disclosure at the time of disclosure, or (iii) independently developed by Participant, outside of the scope of Participant’s Employment, without the use of Confidential Information or breach of this Agreement. For the avoidance of doubt, this Section 3.6 does not prohibit or restrict Participant (or Participant’s attorney) from responding to any inquiry about this Agreement or its underlying facts and circumstances by the Securities and Exchange Commission, the Financial Industry Regulatory Authority, or any other self-regulatory organization or governmental authority, or making other disclosures that are protected under the whistleblower provisions of federal law or regulation. Participant understands and acknowledges that Participant does not need the prior authorization of the Company to make any such reports or disclosures and that Participant is not required to notify the Company that Participant has made such reports or disclosures. (vi) The term “Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

A-6 (vii) The term “Restrictive Covenants” means the restrictions set forth in Section 3.6(a). (viii) The term “Solicit” means any direct or indirect communication of any kind, regardless of who initiates it, that in any way invites, advises, encourages or requests any person to take or refrain from taking any action. (ix) The term “Trade Secret” means any formula, pattern, device or compilation of proprietary information or knowhow that is used in or related to the Company Group’s past, present or anticipated business and gives the Company Group an opportunity to obtain an advantage over competitors who do not know or use such Trade Secret. (d) Reasonableness of Restrictions. Participant has carefully read and considered the Restrictive Covenants, and, having done so, agrees and acknowledges that the Restrictive Covenants may limit Participant’s ability to engage in competition during the period provided for above. Participant expressly warrants and represents that these restrictions with respect to time and scope of activity are reasonable and necessary to protect the Confidential Information and the Company Group’s business goodwill and competitive position. (e) Forfeiture for Violation of Restrictive Covenants. The grant of the PRSUs provided herein and Participant’s agreement to the Restrictive Covenants are intended to be mutually dependent promises and in the event Participant breaches or threatens to breach the Restrictive Covenants as determined by the Board in its sole discretion, then to the greatest extent permitted by applicable law: (i) PRSUs that have not yet been settled (whether vested or unvested) shall immediately be cancelled; (ii) any Shares issued upon settlement of the PRSUs during the time period that is twelve (12) months prior to and twelve (12) months following Participant’s termination of Employment that have not yet been sold by Participant shall be forfeited back to the Company for no consideration; and (iii) if Participant received Shares upon settlement of the PRSUs during the time period that is twelve (12) months prior to and twelve (12) months following Participant’s termination of Employment and subsequently sold the received Share(s), any gain represented by the Fair Market Value of the Shares issued upon settlement of the PRSUs on the settlement date multiplied by the number of Shares issued to Participant upon settlement of the PRSUs shall be paid by Participant to the Company, in cash, without regard to any market price decrease or increase subsequent to the settlement of the PRSUs. (f) Remedies for Breach. In the event of a breach or threatened breach of any of the Restrictive Covenants as determined by the Board in its sole discretion, in addition to the forfeiture provisions set forth in Section 3.6(e), the Company shall have the right to seek monetary damages, and equitable relief, including specific performance by means of an injunction against Participant or any and all Persons acting directly or indirectly by or with Participant, to prevent or restrain any such breach. (g) Blue Penciling. In the event a court of competent jurisdiction determines that the geographic area, duration, or scope of activity of any restriction under this Agreement is more extensive than is necessary to protect the legitimate business interests of the Company Group or are otherwise unenforceable, the Committee may, in its sole discretion, reform and modify the

A-7 restrictions under this Agreement to the minimum extent required to render them valid and enforceable under applicable law. ARTICLE IV OTHER PROVISIONS 4.1 No Right to Continued Employment, Service or Awards. Nothing in the Plan, the Grant Notice, or this Agreement shall confer upon Participant any right to continue in the employ or service of the Company or shall interfere with or restrict in any way the rights of the Company, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, except to the extent expressly provided otherwise in a written agreement between the Company and Participant. The grant of the Award is a one-time benefit and does not create any contractual or other right to receive a grant of Awards or benefits in lieu of Awards in the future. Future grants, if any, will be at the sole discretion of the Committee. In addition, the value of the Award is an extraordinary item of compensation outside the scope of any employment contract. As such, the Award is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments. The future value of the underlying Shares is unknown and cannot be predicted with certainty. 4.2 Adjustments. Participant acknowledges that the Award, including the vesting of the Award and the number of Shares subject to the Award, is subject to adjustment in the discretion of the Committee (or any delegee thereof) upon the occurrence of certain events as provided in this Agreement and the Plan. 4.3 Headings. Headings are provided herein for convenience only and are not intended to define or limit the construction of the provisions hereof. 4.4 Governing Law; Venue. The laws of the Commonwealth of Virginia shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws. The Company and Participant agree that any suit, action, or proceeding arising out of or relating to the Plan or this Agreement shall be brought to the exclusive jurisdiction of the Circuit Court of Arlington County (Virginia) or the United States District Court for the Eastern District of Virginia (Alexandria Division). The Company and Participant each irrevocably waive, to the fullest extent permitted by law, any objection either may have to the laying of venue for any such suit, action or proceeding brought in such court. THE COMPANY AND PARTICIPANT ALSO EACH EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Agreement shall for any reason be held invalid or unenforceable, it is the specific intent of the Company and Participant that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

A-8 4.5 Conformity to Securities Laws. Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to comply with all applicable provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated thereunder by the United States Securities and Exchange Commission, including, without limitation, Rule 16b-3 under the Exchange Act. To the extent permitted by applicable law, the Plan, the Grant Notice and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations. 4.6 Tax Representations. Participant has reviewed with Participant’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by the Grant Notice and this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents, including the Board and the Committee. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. 4.7 Successors and Assigns. The Company may assign any of its rights under this Agreement, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns. 4.8 Amendment. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board (or any delegee thereof); provided that, except as may otherwise be provided by the Plan, no such amendment shall materially adversely impair any rights of Participant under this Agreement without the prior written consent of Participant. 4.9 Paperless Administration. By accepting this Award, Participant hereby agrees to receive documentation related to the Award by electronic delivery, such as a system using an internet website or interactive voice response, maintained by the Company or a third party designated by the Company. 4.10 Severability; Entire Agreement. If any of the provisions of the Plan, the Grant Notice, or this Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision will be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions will not be affected thereby; provided that if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision will be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan, the Grant Notice and this Agreement contain the entire agreement with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties, whether written or oral with respect to the subject matter thereof, excluding any restrictive covenant agreement between Participant and a member of the Company Group. 4.11 Section 409A.

A-9 (a) This Agreement is not intended to provide for any deferral of compensation subject to Section 409A. Notwithstanding any other provision of the Plan, this Agreement or the Grant Notice, the Plan, this Agreement and the Grant Notice shall be interpreted in accordance with, and incorporate the terms and conditions required by, Section 409A. The Board and/or the Committee (or any delegee thereof) may, in its discretion, adopt such amendments to the Plan, this Agreement or the Grant Notice or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Board or the Committee (or any delegee thereof) determines are necessary or appropriate to comply with the requirements of Section 409A, subject to Section 3.1 of the Plan. (b) For purposes of Section 409A (including, without limitation, for purposes of Treasury Regulation Section 1.409A-2(b)(2)(iii)), each payment that Participant may be eligible to receive under this Agreement shall be treated as a separate and distinct payment. (c) If Participant is a “specified employee” within the meaning of Treasury Regulation Section 1.409A-1(i) as of the date Participant terminates Employment, Participant shall not be entitled to any payment or benefit pursuant to this Agreement that constitutes “nonqualified deferred compensation” for purposes of Section 409A and that is payable upon a “separation from service” (within the meaning of Section 409A) until the earlier of (A) the date which is six (6) months after such separation from service for any reason other than death, or (B) the date of Participant’s death; provided that this Section 4.11(c) shall only apply if, and to the extent, required to avoid the imputation of any tax, penalty or interest pursuant to Section 409A. Any amounts otherwise payable to Participant upon or in the six (6) month period following Participant’s separation from service that are not so paid by reason of this Section 4.11(c) shall be paid (without interest) as soon as practicable (and in any event within thirty (30) days) after the date that is six (6) months after Participant’s separation from service (provided that in the event of Participant’s death after such separation from service but prior to payment, then such payment shall be made as soon as practicable, and in all events within thirty (30) days, after the date of Participant’s death). 4.12 Shortened Statute of Limitations. Participant agrees to shorten the applicable statute of limitations and agrees that no claims or causes of actions may be brought against the Company, its Subsidiaries or Affiliates or any of their directors, officers, employees, controlling persons, agents or representatives based upon, directly or indirectly, any claim that arises under this Agreement or the Plan more than twelve (12) months after the date of the action that is the subject of the claim or lawsuit. Participant agrees to waive any statute of limitations to the contrary.

B-2 EXHIBIT B PERFORMANCE RESTRICTED STOCK UNIT AWARD GRANT NOTICE VESTING SCHEDULE